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                                                                EXHIBIT NO. 1.1

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     CANADA                                                      NUMBER
PROVINCE OF BRITISH COLUMBIA                                     424380




                          Province of British Columbia

                  Ministry of Finance and Corporate Relations

                             REGISTRAR OF COMPANIES



                                  COMPANY ACT

                         CERTIFICATE OF INCORPORATION

                            I HEREBY CERTIFY THAT

                            STIRRUP CREEK GOLD LTD.

             HAS THIS DAY BEEN INCORPORATED UNDER THE COMPANY ACT













                                    GIVEN UNDER MY HAND AND SEAL OF OFFICE

                                         AT VICTORIA, BRITISH COLUMBIA

                                          THIS 21ST DAY OF APRIL, 1992


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                                                LIZ MUELLER
                                                A/DEPUTY REGISTRAR OF COMPANIES

Province of                        Ministry of           Corporate and Personal
British Columbia                   Finance and           Property Registries
                                   Corporate             940 Blanchard Street
                                                         Victoria, B.C.
                                                         British Columbia
                                                         V8W 3E8

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                                                         FILE NUMBER:  424380


STIRRUP CREEK GOLD LTD.




I hereby certify that the documents attached hereto are copies of documents filed with the Registrar of Companies on April 21, 1992.








                                               LIZ MUELLER
                                               A/DEPUTY REGISTRAR OF COMPANIES

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                                  FORM 1

                                (SECTION 5)

                                COMPANY ACT

                                MEMORANDUM

I wish to be formed into a Company with limited liability under the Company Act in pursuance of the Memorandum.

1.   The name of the Company is STIRRUP CREEK GOLD LTD.

2. The authorized capital of the Company consists of Twenty million (20,000,000) common share without par value.

3.   I agree to take the number of shares in the Company set opposite my name.




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FULL NAME, RESIDENT ADDRESS             NUMBER OF SHARES
& OCCUPATION OF SUBSCRIBER              TAKEN BY SUBSCRIBER
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                                                            ONE (1) COMMON SHARE
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CLIVE V. FORTH
5548 Westhaven Road
West Vancouver, B.C.
Solicitor


     TOTAL SHARES TAKEN:                                    ONE (1) COMMON SHARE

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DATED at Vancouver, B.C., this 10th day of April, 1992.


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PART      ARTICLE                       SUBJECT
8         BORROWING POWERS
          8.1                 Powers of Director
          8.2                 Features of Debt Obligations
          8.3                 Branch Register of Debenture holders
          8.4                 Mechanically Reproduced Signatures

9         GENERAL MEETINGS
          9.1                 Extraordinary General Meetings
          9.2                 Calling of Extraordinary General Meetings
          9.3                 Notice of General Meeting
          9.4                 Postponement of Meeting Following Advance Notice
          9.5 Notice of General Meeting at which Document to be Considered

10        PROCEEDINGS AT
          GENERAL MEETINGS
          10.1                Special Business
          10.2                Requirement for Quorum
          10.3                Quorum
          10.4                Lack of Quorum
          10.5                Chairman
          10.6                Alternate Chairman
          10.7                Solicitor as Chairman
          10.8                Adjournments
          10.9                Resolutions Need Not be Seconded
          10.10               Decisions by Show of Hands or Poll
          10.11               Casting Vote
          10.12               Chairman to Determine Disputes
          10.13               Polls
          10.14               Casting of Votes
          10.15               Ordinary Resolution Sufficient

11        VOTES OF MEMBERS
          11.1                Number of Votes Per Share or Member
          11.2                Representative of Corporate Member
          11.3                Corporate Member May Appoint Proxyholder
          11.4                Votes by Joint Holders
          11.5                Votes by Committee for a Member
          11.6                Committee May Appoint Proxyholder
          11.7                Appointment of Proxyholders
          11.8                Execution of Form of Proxy
          11.9                Deposit of Proxy
          11.10               Chairman to Determine Validity
          11.11               Form of Proxy
          11.12               Revocation of Proxy

12        CLASS AND
          SERIES MEETINGS
          12.1                General Meeting Provisions Apply

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PART      ARTICLE             SUBJECT
13        DIRECTORS
          13.1                First and Succeeding Directors
          13.2                Remuneration and Expenses of Directors
          13.3                Qualification of Directors

14        ELECTION AND
          REMOVAL OF DIRECTORS
          14.1                Election at Annual General Meetings
          14.2                Eligibility of Retiring Directors
          14.3                Continuance of Directors
          14.4                Election of Less than Fixed number of Directors
          14.5                Filing & Casual Vacancy
          14.6                Additional Directors
          14.7                Alternate Directors
          14.8                Termination of Directorship

15        POWERS AND DUTIES
           OF DIRECTORS
          15.1                Management of Affairs and Business
          15.2                Appointment of Attorney

16        DISCLOSURE OF
          INTEREST OF DIRECTORS
          16.1                Quorum re Proposed Contract
          16.2                Director May Hold Office or Place of Profit with
                              Company
          16.3                Director Acting in Professional Capacity
          16.4                Director Receiving Remuneration from Other
                              Interests

17        PROCEEDINGS OF
          DIRECTORS
          17.1                Chairman and Alternate
          17.2                Meetings - Procedure
          17.3                Meetings by Conference Telephone
          17.4                Notice of Meeting
          17.5                Waiver of Notice of Meetings
          17.6                Quorum
          17.7                Continuing Directors May Act During Vacancy
          17.8                Validity of Acts of Directors
          17.9                Resolution in Writing

18        EXECUTIVE AND
          OTHER COMMITTEES
          18.1                Appointment of Executive Committee
          18.2                Appointment of Committees
          18.3                Procedure at Meetings

19        OFFICERS
          19.1                President and Secretary Required
          19.2                Qualification, Remuneration and Duties of Officers

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PART ARTICLE             SUBJECT

 20  INDEMNITY AND
     PROTECTION OF
     DIRECTORS,
     AND EMPLOYEES
     20.1                Indemnification of Directors
     20.2                Indemnification of Officer, Employees and Agents
     20.3                Indemnification not Invalidated by Non-compliance
     20.4                Insurance

21   DIVIDENDS AND
     RESERVES
     21.1                Declaration of Dividends
     21.2                Date for Payment
     21.3                Proportionate to Number of Shares Held
     21.4                Reserves
     21.5                Receipts from Joint Holders
     21.6                No Interest on Dividends
     21.7                Payment of Dividends
     21.8                Capitalization of Undistributed Surplus

22   ACCOUNTING
     RECORDS
     22.1                Accounts to be Kept
     22.2                Inspection of Accounts


23   NOTICES
     23.1                Method of Giving Notice
     23.2                Notice to Joint Holder
     23.3                Notice to Personal Representative
     23.4                Persons to Receive Notice

24   SEAL
     24.1                Affixation of Seal to Documents
     24.2                Reproduction of Seal

25   MECHANICAL
     REPRODUCTION
     OF SIGNATURES
     25.1                Mechanical Reproduction of Signatures
     25.2                Instrument Defined

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